Exhibit 31.2

CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jennifer Ziolkowski, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Solid Biosciences Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 13, 2020	By:	/s/ Jennifer Ziolkowski
Jennifer Ziolkowski
Chief Financial Officer (Principal Financial and Accounting Officer)